AMENDMENT NO. 1
TO
PATENT LICENSE AGREEMENT
BETWEEN
PREMIER BIOMEDICAL INC. AND THE UNIVERSITY OF TEXAS AT EL PASO

This Amendment No. 1 ("Amendment") to a Patent License Agreement ("Agreement") is made and entered into as of the date of the last signature below ("Effective Date of Amendment") by and between Premier Biomedical Inc., ("Licensee") and The University of Texas at El Paso on behalf of The Board of Regents of The University of Texas System ("Licensor").

RECITALS

A. Licensee and Licensor entered into the Agreement dated March 4, 2015.

B. Licensee and Licensor wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1. Provisional Patent Application Serial No. 62/161,116 entitled "Anti-CTLA-4 Blockade" filed on May 13, 2015, as invented by Robert Kirken and Georgialina Rodriguez, and solely-owned by Licensor, shall be included in the Agreement under "Patent Rights".

2. Except as set forth herein, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, Licensee and Licensor have entered into this Amendment effective as of the date of the last signature below.

LICENSOR: THE UNIVERSITY OF TEXAS AT EL PASO ON BEHALF OF THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By____________________

Digitally signed by Roberto A. Osegueda
DN: cn=Roberto A. Osegueda, o=The University of Texas at El Paso, ou=Vice President for Research, email=osegueda@utep.edu, c=US
Date: 2015.06.19 09:01:12 -06'00'

Dr. Roberto Osegueda
Vice President of Research

Date:_______________

LICENSEE: Premier Biomedical, Inc.

By____________________

William A. Hartman
President and CEO

Date: May 21, 2015